UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported):  June 17, 2005
                                                          --------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                     000-01684              11-1688021
         --------                     ---------          -----------------
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
 Incorporation)                     Number)               Identification No.)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The Company issued the press release attached hereto as Exhibit 99.1 announcing that it had retained the investment banking firm of Coady Diemar Partners to assist the Company's management and Board of Directors in review of strategic options. The press release is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

         (a)   Exhibits

         Exhibit No.      Exhibit
         -----------      -------

             99.1         Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               GYRODYNE COMPANY OF AMERICA, INC.


                               By: /s/ Stephen V. Maroney
                                  -------------------------------------------
                                   Stephen V. Maroney
                                   President, Chief Executive Officer and
                                   Treasurer

Date: June 17, 2005